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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  August 18, 1998
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                            Cooper Industries, Inc.
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                    (Exact Name of Registrant as Specified in its Charter)


                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)


            1-1175                                       31-4156620
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   (Commission File Number)                (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                        77002
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(Address of Principal Executive Offices)                    (Zip Code)


                                  713/209-8400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.        Other Events.

On August 18, 1998, Cooper Industries, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing that it had signed an agreement to sell its automotive business to Federal-Mogul Corporation for approximately $1.9 billion.

Item 7.        Financial Statements and Exhibits.

        Exhibits

        99.1 Company Press Release Dated August 18, 1998 Titled "Cooper to Sell Automotive Business to Federal-Mogul for $1.9 Billion."


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             COOPER INDUSTRIES, INC.

                                             (Registrant)



Date:  August 18, 1998                       /s/ Diane K. Schumacher
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                                             Diane K. Schumacher
                                             Senior Vice President, General
                                                   Counsel and Secretary



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                                  EXHIBIT INDEX


Exhibit No.

99.1 Company Press Release Dated August 18, 1998 Titled "Cooper to Sell Automotive Business to Federal-Mogul for $1.9 Billion."